Delaware
Investments (SM)
--------------------------------------
A member of Lincoln Financial Group(R)

Delaware Tax-Free Idaho Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free Oregon Insured Fund

Tax-Exempt Income

2001 ANNUAL REPORT


(Tax-Exempt Income Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                               1

Portfolio Management
Review                                                               3

Tax Bill Update                                                      7

New at Delaware                                                      8

Performance Summary
     Delaware Tax-Free
     Idaho Fund                                                      9

     Delaware Tax-Free
     Missouri Insured Fund                                          10

     Delaware Tax-Free
     Oregon Insured Fund                                            11

Financial Statements

     Statements of Net Assets                                       12

     Statements of Operations                                       19

     Statements of Changes in
     Net Assets                                                     20

     Financial Highlights                                           21

     Notes to Financial
     Statements                                                     30

     Report of Independent
     Auditors                                                       35

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o   We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o   We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates manage approximately $80 billion in assets as of September 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual Fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment adviser.

(C)Delaware Distributors, L.P.

Dear Shareholder

"IN CONTRAST TO THE CORPORATE SECTOR, STATE AND LOCAL GOVERNMENT CREDIT WORTH HAS NOT WEAKENED IN 2001."

September 14, 2001

Recap of Events -- During the year ended August 31, 2001, the U.S. economy weakened significantly. Corporate profits were disappointing throughout much of the year, contributing to poor performance among U.S. stock indexes. In response to the economic slide, the Federal Reserve Board began an aggressive series of interest rate cuts in January 2001, reducing the much-monitored fed funds rate seven times for a cumulative three percentage point decrease.

The dim profit picture led to frequent credit downgrades for U.S. corporations throughout much of the year. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings (Source: Moody's Investors Service). In contrast to the corporate sector, state and local government credit worth has not weakened in 2001 (Source: Moody's Investors Service). As a result, municipal bonds continued to perform well right through the summer of 2001, as they often appealed to investors seeking relative safety.

As an asset class, municipal bonds outperformed U.S. government and corporate bonds during the period. We attribute this to more attractive pricing of municipal bonds relative to U.S. Treasuries and corporate-issued debt.

After a quiet start to 2001, in which supply remained scarce, new municipal bond issuance nationally began rising considerably in late February 2001. The new issuance often bolstered municipal bond performance by creating greater bond selection and higher yields.

Total Return
For the period ended August 31, 2001                                  One Year
--------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund -- Class A Shares                         +10.24%
--------------------------------------------------------------------------------
Lipper Other States Municipal Debt Funds Average (82 funds)             +8.91%
--------------------------------------------------------------------------------
Delaware Tax-Free Missouri Insured Fund -- Class A Shares               +8.89%
--------------------------------------------------------------------------------
Lipper Missouri Municipal Debt Funds Average (21 funds)                 +9.81%
--------------------------------------------------------------------------------
Delaware Tax-Free Oregon Insured Fund -- Class A Shares                +10.39%
--------------------------------------------------------------------------------
Lipper Oregon Municipal Debt Funds Average (26 funds)                   +8.59%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                   +10.19%
Lehman Brothers Insured Municipal Bond Index                           +10.74%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 9 through 11. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Delaware Tax-Free Idaho Fund returned +10.24% (Class A shares at net asset value with dividends and distributions reinvested) during the fiscal year ended August 31, 2001. Performance generally was better than that of the Lipper Other States Municipal Debt Funds Average, which rose 8.91% for the same period. The Fund also beat its benchmark, the Lehman Brothers Municipal Bond Index, which rose 10.19% during the same fiscal year.

Delaware Tax-Free Missouri Insured Fund returned +8.89% (Class A shares at net asset value with dividends and distributions reinvested) during the fiscal year ended August 31, 2001. Performance trailed that of the Lipper Missouri Municipal Debt Funds Average, which rose 9.81% for the same period, and the Lehman Brothers Insured Municipal Bond Index, which gained 10.74%.

Delaware Tax-Free Oregon Insured Fund returned +10.39% (Class A shares at net asset value with dividends and distributions reinvested) during the fiscal year ended August 31, 2001. Performance was better than that of the Lipper Oregon Municipal Debt Funds Average, which rose 8.59% for the same period, but trailed the Lehman Brothers Insured Municipal Bond Index, which rose 10.74%.

Market Outlook -- We believe that municipal bonds can continue to perform well in the current environment. Given that the U.S. economy has not shown clear signs of recovery as of this writing, municipal bonds may continue to appear attractive to a wide array of investors. Continued economic weakness could create an environment conducive to strong total returns going forward.

In our last report, we mentioned that we expected the effects of a White
House tax cut to have minimal impact on the outlook for the municipal bond markets, and that any changes would be slow in evolving. Given this year's tax legislation, we believe this turned out to be the right call, but we do encourage investors to contact their tax advisors about their personal tax situations.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing.* Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Patrick P. Coyne
Senior Portfolio Manager

Mitchell L. Conery
Senior Portfolio Manager

September 14, 2001

The Funds' Results

Municipal bond markets encountered two very different sets of conditions during the fiscal year. For the first four months of the reporting period, interest rates remained steady, following the six interest rate hikes engineered by the Federal Reserve in the previous year and a half. The rate increases of 1999 and early 2000 helped to slow the fast-growing U.S. economy and send the stock market on a downward track.

As the new calendar year opened in 2001, however, the Fed shifted its interest rate policy out of neutral. During the next eight months, the federal funds rate was cut from 6.5% to 3.5%. This was the fastest such decline since the early 1980s. Yet despite relatively low interest rates, the economy and stock market continued to perform sluggishly. In this environment, many investors shunned stocks and opted instead for the tax-free income potential of municipal bonds. For the first time in several years, municipal bond prices rallied to 12-month highs by the end of August and pushed bond yields to 12-month lows (as yields move in the opposite direction of prices).

During the fiscal year, both supply and demand for municipal investments were relatively strong. National municipal bond supply during the first eight months of 2001 was 39% greater than the previous year (Source: Thomson Municipals Group). Likewise, demand for municipal investments -- and their potential tax benefits -- was much increased. The Investment Company Institute, for example, reported that investors in tax-free municipal funds added more than $7 billion in new money during the first seven months of 2001, compared to outflows of $13 billion during the same time period last year. Demand was especially strong for municipal bonds with shorter maturities, because risk-averse investors were attracted to lower-volatility securities. As of August 31, 2001, the yield differential between comparable two- and 30-year tax-exempt insured revenue bonds was 2.29% -- considered to be a wide margin.

The municipal market's overall credit quality remained healthy. According to bond-rating agency Standard & Poor's, 247 municipal bond issuers had their credit ratings upgraded during the second quarter of 2001, while just 113 were downgraded. By period's end, credit upgrades had exceeded downgrades for the 23rd consecutive quarter.

Delaware Tax-Free Idaho Fund
Portfolio Characteristics

As of August 31, 2001
--------------------------------------------------------------------------
Current 30-Day SEC Yield*                                       4.29%
--------------------------------------------------------------------------
Average Credit Quality                                           BBB
--------------------------------------------------------------------------
Average Effective Duration**                                    7.37 years
--------------------------------------------------------------------------
Average Effective Maturity***                                  10.08 years
--------------------------------------------------------------------------

*   For Class A shares measured according to Securities and Exchange Commission
    (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares was 3.71%.

** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Delaware Tax-Free Missouri
Insured Fund
Portfolio Characteristics

As of August 31, 2001
--------------------------------------------------------------------------
Current 30-Day SEC Yield*                                       3.53%
--------------------------------------------------------------------------
Average Credit Quality                                           AAA
--------------------------------------------------------------------------
Average Effective Duration**                                    5.23 years
--------------------------------------------------------------------------
Average Effective Maturity***                                   5.67 years
--------------------------------------------------------------------------

*   For Class A shares measured according to Securities and Exchange Commission
    (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares was 2.92%.

** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Delaware Tax Free Idaho Fund

Delaware Tax-Free Idaho Fund returned +10.24% (Class A shares at net asset value with dividends and distributions reinvested) for the 12-month reporting period ended August 31, 2001. This performance was strong when measured against the Lipper Other States Municipal Debt Funds Average, which gained 8.91% during the same time period.

The Fund outperformed its Lipper peer group average for several reasons. First, Fund performance benefited when a major position -- bonds issued by Bonner Hospital -- was pre-refunded. This increased the bonds' value for investors seeking both tax-free income and the financial backing of the U.S. Treasury. We believe this event significantly helped the Fund's performance relative to its peer group, which includes funds outside Idaho that would not have held a position in this credit. Second, bond supply in Idaho was limited during the period. During the first eight months of 2001, supply declined 7.7% compared to the same time period in 2000. Low supply, coupled with strong demand and falling interest rates, made the Fund's older, higher-yielding bonds more valuable and helped generate solid performance.

In the course of the reporting period, the Fund's duration declined from 8.60 years to 7.37 years, indicating a lower sensitivity to changes in interest rates as the year progressed.

Although the Fund managed to beat the majority of funds in its peer group during the year, duration posture may have kept it from greater outperformance. Going forward, our outlook is positive for the Idaho municipal market, where we currently hold significant allocations in housing, hospital, and pollution control bonds.

Delaware Tax-Free Missouri Insured Fund

Delaware Tax-Free Missouri Insured Fund returned +8.89% (Class A shares at net asset value with dividends and distributions reinvested) for the 12-month period ended August 31, 2001. This performance compared unfavorably to that of its peer group, the Lipper Missouri Municipal Debt Funds Average, which gained 9.81% during the same timeframe.

The Fund's underperformance relative to its Lipper average can be explained by several factors. First, the Fund's duration, or sensitivity to changes in interest rates, was shorter than the average of other Missouri funds. This put downward pressure on the Fund's yield amid an environment of falling interest rates.

Delaware Tax-Free Oregon
Insured Fund
Portfolio Characteristics

As of August 31, 2001
---------------------------------------------------------------------------
Current 30-Day SEC Yield*                                       3.36%
---------------------------------------------------------------------------
Average Credit Quality                                           AAA
---------------------------------------------------------------------------
Average Effective Duration**                                    6.78 years
---------------------------------------------------------------------------
Average Effective Maturity***                                   7.73 years
---------------------------------------------------------------------------

*   For Class A shares measured according to Securities and Exchange Commission
    (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares, was 2.75%.

** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Second, the Fund, consistent with its investment strategy, invested entirely in insured bonds, which carry the highest credit rating of AAA. Bond insurance offers investors a measure of safety unavailable to owners of lower-rated bonds. However, wide spreads between high- and low-rated bonds meant that this additional safety was obtained by sacrificing some yield potential when compared to non-insured funds (the Fund's Lipper peer group consists of both insured and uninsured bonds).

Because of the conservative profile of investors seeking insured municipal bonds, we feel that a prudent approach to duration during the period was appropriate. In the coming fiscal year, any reduction in the spread between high- and low-rated issues could be expected to help your Fund's performance versus its Lipper peer group, which also includes funds investing in uninsured bonds.

Missouri continues to enjoy a strong overall credit rating on its debt due to the state's economic diversity and prudent financial management. To complete highway improvement projects in the upcoming years, Missouri's Highways and Transportation Commission has approved up to $2.25 billion in new debt over the next few years.

The supply of new bond issues in Missouri was extremely strong during the reporting period. Supply in the first eight months of 2001 was 129% higher than in the same period for the previous year (Source: Thomson Municipals Group). The increase was largely due to efforts to meet the state's growing infrastructure and healthcare needs.

During the reporting period, the Fund's duration fell from 5.80 years to 5.23 years, a function of the falling interest rate climate in 2001. At the end of our fiscal period, 26.1% of the Fund's holdings were in pre-refunded bonds, meaning that issuers refinanced debt and backed it with U.S. Treasury securities. Because such bonds may offer tax-free income while also being secured by the federal government's full faith and credit, pre-refunded bonds tend to be in high demand.

Delaware Tax-Free Oregon Insured Fund

For the fiscal year ended August 31, 2001, Delaware Tax-Free Oregon Insured Fund returned +10.39% (Class A shares at net asset value with dividends and distributions reinvested). This performance surpassed the results of the Lipper Oregon Municipal Debt Funds Average, which rose 8.59% during the same period. We attribute the Fund's strong results relative to its peer group to a longer-than-average duration, which enabled the Fund to add yield relative to its peers.

The supply of new Oregon bonds was strong during the reporting period. Supply during the first eight months of 2001 was 49% higher than in the same time period a year prior (Source: Thomson Municipals Group). The increase was driven in part by healthcare issues as well as new bonds to finance a Portland airport project. As of the end of the reporting period, 98% of the Fund's assets were invested in insured bonds rated AAA -- the highest possible rating -- by Standard & Poor's. The other 2% of the portfolio's assets were in investment-grade bonds with a rating of AA.

The Fund is currently heavily invested in bonds that fund various schools and educational projects. As of August 31, 2001, the Fund had 13.2% of net assets in three bond issues funding Oregon colleges. In addition, the majority of the general obligation bonds held in the Fund were issued for funding public school districts around the state.

As of August 31, 2001, 26.8% of the Fund's holdings were in pre-refunded bonds, meaning that issuers refinanced debt and backed it with U.S. Treasury securities. Because such bonds may offer tax-free income while also being secured by the federal government's full faith and credit, pre-refunded bonds tend to be in high demand.

Outlook

We think that the economic slowdown may be nearing its end. We expect the economy to recover modestly in the not-too-distant future, thanks to aggressive interest rate cuts from the Federal Reserve and the fiscal stimulus provided by federal tax rebates. We also anticipate that inflation, which has been benign for some time, will remain in check.

In our opinion, these factors point to a neutral market. In such an environment, we would look to manage Delaware Tax-Free Idaho Fund in particular by implementing a "barbell" structure within the portfolio. This means that we would look to concentrate Fund assets at both ends of the yield curve, looking to overweight shorter bonds to add stability to the portfolio, while also investing substantially in longer bonds to pick up some additional yield.

In our opinion, the environment will remain compelling for municipal bond investing, particularly for investors seeking additional diversification from volatile stock investments as well as the potential for tax-free income.*

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

TAX BILL UPDATE

New Tax Legislation in 2001 has reduced marginal income tax rates for U.S. taxpayers (see schedule below). We believe it is unlikely that these changes in tax rates will significantly influence behavior among municipal investors and that investors will continue to look to municipal bonds and municipal bond funds as a source of tax-free income.


Calendar Year     Former 28% rate   Former 31% rate    Former 36% rate      Former 39.6% rate
---------------------------------------------------------------------------------------------
2001                    27.5%            30.5%               35.5%                 39.1%
---------------------------------------------------------------------------------------------
2002-2003               27.0%            30.0%               35.0%                 38.6%
---------------------------------------------------------------------------------------------
2004-2005               26.0%            29.0%               34.0%                 37.6%
---------------------------------------------------------------------------------------------
2006 and later          25.0%            28.0%               33.0%                 35.0%
---------------------------------------------------------------------------------------------

Subsequent to marginal tax rate changes of the recent past (1982, 1986, 1988, and 1994), there was little evident effect on relative bond yields (Source:
Salomon Smith Barney). The current tax legislation is being phased in, suggesting that consequences for municipal investors may be negligible.

One notable change in the new tax law, however, is the increase in the exemption for the alternative minimum tax (AMT). According to projections by the Congressional Joint Committee on Taxation, the number of individuals affected by the AMT could increase significantly, from 1.4 million this year to 35.5 million in 2010. Many tax advisors currently suggest that, barring further legislation, this year's tax relief would cause many more middle- and upper-income taxpayers to become responsible for paying the AMT in the years ahead. We encourage investors to consult their tax advisors about their particular tax situation, and how they might be affected by current tax law. For a more complete discussion of your Fund's dividends, distributions, and taxes, please consult the prospectus.

30-year AAA-rated Municipal Bonds
Tax-Equivalent Yields
As of August 31, 2001

[chart omitted]

                     Income Tax               Tax-equivalent
                       Bracket                    Yield
                     -----------              --------------
                        15%                        6.01%
                        27.5%                      7.05%
                        30.5%                      7.35%
                        35.5%                      7.92%
                        39.1%                      8.39%


As of August 31, 2001, the yield on 30-year AAA-rated municipal bonds nationally was 5.11% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket.*

* Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

NEW AT DELAWARE
---------------

TAX PREPARATION MADE EASY...

Delaware Investments Offers Shareholders Intuit's Instant Data Entry Feature
Tax season is just around the corner. If you use Quicken(R) TurboTax(R) to prepare your taxes this year, you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps taxpayers complete their tax forms by quickly, securely and accurately retrieving common tax information - dividends and transactions - from Delaware Investments, and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives shareholders access to their account information and allows them to perform account transactions in a secure environment.

For more information or to register for Account Access, contact our Shareholder Service Center at 800 523-1918. Shareholder representatives are available to assist you from 8:00 a.m. to 8:00 p.m., Eastern Time, Monday through Friday. You can also register for Delaware's online Account Access by visiting our web site at www.delawareinvestments.com.
   ----------------------------

Start planning now for the upcoming tax season!

FUND BASICS
-----------
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from the Idaho state personal income tax, as is consistent with preservation of capital.

Total Fund Net Assets
$55.52 million

Number of Holdings
60

Fund Start Date

January 4, 1995

Your Fund Managers
Patrick P. Coyne received a bachelor's degree from Harvard University and a MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.

Mitchell L. Conery received a bachelor's degree from Boston University and a MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as an investment officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomas McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Nasdaq Symbols
Class A       VIDAX
Class B       DVTIX
Class C       DVICX

DELAWARE TAX-FREE IDAHO FUND PERFORMANCE
----------------------------------------

Growth of a $10,000 Investment
January 4, 1995 (Fund inception) through August 31, 2001

           Delaware Tax-Free Idaho     Lehaman Brothers Municipal
            Fund -- Class A Shares            Bond Index
            ----------------------            ----------
Jan '95           $ 9,625                       $10,000
Aug '95           $10,676                       $10,897
Aug '96           $11,314                       $11,468
Aug '97           $12,436                       $12,528
Aug '98           $13,560                       $13,612
Aug '99           $13,425                       $13,686
Aug '00           $13,860                       $14,607
Aug '01           $15,281                       $16,099

Chart assumes $10,000 invested on January 4, 1995 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at closest month's end, January 31, 1995. After January 31, 1995, returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001                  Lifetime      Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
   Excluding Sales Charge                 +7.21%         +6.19%      +10.24%
   Including Sales Charge                 +6.59%         +5.39%       +6.09%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
   Excluding Sales Charge                 +5.70%         +5.46%       +9.43%
   Including Sales Charge                 +5.70%         +5.14%       +5.43%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
   Excluding Sales Charge                 +6.31%         +5.39%       +9.43%
   Including Sales Charge                 +6.31%         +5.39%       +8.43%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Idaho Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
-----------
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from the Missouri state personal income tax, as is consistent with preservation of capital.

Total Fund Net Assets
$50.67 million

Number of Holdings
39

Fund Start Date
November 2, 1992

Your Fund Managers
Patrick P. Coyne
Mitchell L. Conery

Nasdaq Symbols
Class A      VMOIX
Class B      DVTBX
Class C      DVTCX

DELAWARE TAX-FREE MISSOURI INSURED
FUND PERFORMANCE
----------------

Growth of a $10,000 Investment
November 2, 1992 (Fund inception) through August 31, 2001

           Delaware Tax-Free Missouri        Lehaman Brothers Insured
         Insured Fund -- Class A Shares         Municipal Bond Index
         ------------------------------         --------------------
Nov '92             $ 9,625                            $10,000
Aug '93             $10,629                            $11,137
Aug '94             $10,455                            $11,082
Aug '95             $11,304                            $12,092
Aug '96             $11,941                            $12,748
Aug '97             $13,024                            $13,947
Aug '98             $14,082                            $15,231
Aug '99             $14,028                            $15,186
Aug '00             $14,727                            $16,313
Aug '01             $16,037                            $18,065

Chart assumes $10,000 invested on November 2, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Lehman Brothers Insured Municipal Bond Index at closest month's end, November 30, 1992. After November 30, 1992, returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index that generally tracks the performance of insured municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001               Lifetime        Five Years       One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
   Excluding Sales Charge              +6.09%           +6.08%          +8.89%
   Including Sales Charge              +5.63%           +5.28%          +4.83%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge              +4.94%           +5.28%          +7.98%
   Including Sales Charge              +4.94%           +4.95%          +3.98%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
   Excluding Sales Charge              +4.70%           +5.25%          +7.97%
   Including Sales Charge              +4.70%           +5.25%          +6.97%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Missouri Insured Fund during the periods included in the lifetime and Five-Year total return numbers shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
-----------
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from the Oregon state personal income tax, as is consistent with preservation of capital.

Total Fund Net Assets
$32.72 million

Number of Holdings
37

Fund Start Date
August 1, 1993

Your Fund Managers
Patrick P. Coyne
Mitchell L. Conery

Nasdaq Symbols
Class A     VORIX
Class B     DVYBX
Class C     DVYCX

DELAWARE TAX-FREE OREGON INSURED
FUND PERFORMANCE
----------------

Growth of a $10,000 Investment
August 1, 1993 (Fund inception) through August 31, 2001

           Delaware Tax-Free Oregon           Lehaman Brothers Insured
         Insured Fund -- Class A Shares         Municipal Bond Index
         ------------------------------         --------------------
8/01/93              $ 9,625
8/31/93              $ 9,801                           $10,000
Aug '94              $ 9,595                           $ 9,951
Aug '95              $10,352                           $10,858
Aug '96              $10,892                           $11,447
Aug '97              $11,896                           $12,524
Aug '98              $12,940                           $13,677
Aug '99              $12,723                           $13,637
Aug '00              $13,492                           $14,648
Aug '01              $14,985                           $16,221


Chart assumes $10,000 invested on August 1, 1993 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Lehman Brothers Insured Municipal Bond Index at closest month's end, August 31, 1993. After August 31, 1993, returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index that generally tracks the performance of insured municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001               Lifetime        Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
   Excluding Sales Charge              +5.56%           +6.46%         +10.39%
   Including Sales Charge              +5.07%           +5.64%          +6.21%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge              +5.09%           +5.69%          +9.57%
   Including Sales Charge              +5.09%           +5.36%          +5.57%
--------------------------------------------------------------------------------
Class C (Est. 7/7/95)
   Excluding Sales Charge              +5.43%           +5.68%          +9.66%
   Including Sales Charge              +5.43%           +5.68%          +8.66%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Oregon Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statements of Net Assets

DELAWARE TAX-FREE IDAHO FUND
----------------------------
                                                        Principal      Market
August 31, 2001                                           Amount        Value
-------------------------------------------------------------------------------
   Municipal Bonds - 95.34%
   General Obligation Bonds - 5.83%
   Ada & Canyon Counties, Idaho Joint School
     District #2 Meridan 5.50% 7/30/16 ................. $1,055,000  $1,171,724
   Bonner County, Idaho Local
     Improvement District #93-1
     6.20% 4/30/05 .....................................    150,000     156,548
     6.35% 4/30/06 .....................................    185,000     193,044
     6.40% 4/30/07 .....................................    195,000     203,145
     6.50% 4/30/08 .....................................    110,000     114,527
     6.50% 4/30/10 .....................................    100,000     103,756
   Coeur D'Alene, Idaho Local
     Improvement District #6
     Series 1995 6.00% 7/1/09 ..........................     85,000      87,988
     Series 1996 6.05% 7/1/10 ..........................     90,000      93,097
     Series 1997 6.10% 7/1/12 ..........................     40,000      41,275
     Series 1998 6.10% 7/1/14 ..........................     45,000      46,317
   Puerto Rico Commonwealth Refunding
     Public Improvements
     5.125% 7/1/30 (FSA) ...............................  1,000,000   1,024,149
                                                                      ---------
                                                                      3,235,570
                                                                      ---------
   Higher Education Revenue Bonds - 4.40%
   Boise State University Idaho Revenue
     Student Building Fee
     5.10% 4/1/21 (FSA) ................................  1,000,000   1,017,020
   University of Idaho University Revenue
     Student Fee Telecommunications
     5.85% 4/1/11 (FSA) ................................  1,300,000   1,426,399
                                                                      ---------
                                                                      2,443,419
                                                                      ---------
   Hospital Revenue Bonds - 15.02%
   Idaho Health Facilities Authority Hospital
     Revenue - Elks Rehabilitation
     Hospital
     5.30% 7/15/18 .....................................    625,000     584,338
     5.45% 7/15/23 .....................................  2,000,000   1,870,520
   Idaho Health Facilities Authority Revenue -
     Bannock Regional Medical
     Center
     5.25% 5/1/14 ......................................  1,000,000     954,500
     6.125% 5/1/25 .....................................  1,500,000   1,495,200
     6.375% 5/1/17 .....................................  1,695,000   1,730,256
   Idaho Health Facilities Authority Revenue -
     Bingham Memorial Hospital
     6.00% 3/1/29 ......................................  2,000,000   1,705,920
                                                                      ---------
                                                                      8,340,734
                                                                      ---------

                                                        Principal      Market
                                                          Amount        Value
-------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds - 12.70%
   Idaho Health Facilities Authority Revenue
     Refunding - Valley Vista Care
     Series A 7.875% 11/15/22 .......................... $3,000,000  $3,001,531
   Idaho State Housing Agency Housing
     Revenue - Park Place Series A
     6.50% 12/1/36 (FHA) ...............................    990,000   1,030,669
   Idaho State Housing Agency
     Single Family Mortgage
     Series A 6.05% 7/1/13 (AMBAC) (AMT) ...............    295,000     311,886
     Series A 6.10% 7/1/16 (FHA) (AMT) .................    340,000     356,714
     Series A-1 6.85% 7/1/12 (AMT) .....................     65,000      67,174
     Series B 6.45% 7/1/15 (FHA) .......................    165,000     174,441
     Series C-2 6.35% 7/1/15 (AMT) .....................    205,000     216,031
     Series E 6.35% 7/1/15 (FHA) (AMT) .................    320,000     331,290
     Series E-1 6.60% 7/1/11 ...........................     80,000      84,733
     Series G-2 6.15% 7/1/15 (FHA) (AMT) ...............  1,405,000   1,475,306
                                                                      ---------
                                                                      7,049,775
                                                                      ---------
   Industrial Development Revenue Bonds - 2.83%
   Idaho State Water Resource Board Water
     Revenue Resource Development -
     Boise Water Corporation
     7.25% 12/1/21 (AMT) ...............................    100,000     102,541
   Meridan, Idaho Economic Development
     Corporation Revenue Refunding
     Industrial Development - Hi-Micro
     5.85% 8/15/11 (AMT) ...............................  1,250,000   1,310,325
   Puerto Rico Industrial Medical &
     Environmental Pollution Control Facility
     Financing Authority - PepsiCo
     6.25% 11/15/13 ....................................    150,000     160,221
                                                                      ---------
                                                                      1,573,087
                                                                      ---------
   Leases/Certificates of Participation - 6.26%
   Boise City, Idaho Certificate of Participation
     5.375% 9/1/20 (FGIC) (AMT) ........................  2,100,000   2,158,506
   Chubbuck, Idaho Water Revenue
     Certificate of Participation
     6.35% 4/1/08 ......................................    125,000     132,361
     6.40% 4/1/10 ......................................    135,000     142,140
   North Idaho College Dormitory Housing
     Commission Certificate of
     Participation 6.45% 10/1/16 .......................  1,000,000   1,040,590
                                                                      ---------
                                                                      3,473,597
                                                                      ---------

                                                         Principal      Market
Delaware Tax-Free Idaho Fund                               Amount        Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Other Revenue Bonds - 16.10%
   Boise, Idaho Urban Renewal Agency
     Parking Revenue Tax Increment
     Series A 6.125% 9/1/15 ............................ $2,500,000  $2,656,424
     Series B 6.125% 9/1/15 ............................  2,040,000   2,167,643
   Hayden, Idaho Local Improvement
     District #95-1 Special Assessment
     6.30% 5/1/12 ......................................    115,000     115,102
     6.35% 5/1/13 ......................................    120,000     120,101
   Idaho State Building Authority Building
     Revenue Series A
     4.75% 9/1/25 ......................................    500,000     493,305
     5.00% 9/1/21 (MBIA) ...............................  1,150,000   1,165,445
   Puerto Rico Public Building Authority
     Guaranteed Public Education & Health
     Facilities Series M 5.50% 7/1/21 ..................  1,175,000   1,208,159
   Puerto Rico Public Finance Revenue Series A
     5.00% 8/1/31 (MBIA) ...............................  1,000,000   1,012,050
                                                                      ---------
                                                                      8,938,229
                                                                      ---------
   Pollution Control Revenue Bonds - 13.21%
   Nez Perce County, Idaho Pollution Control
     Revenue - Potlatch Corporation
     6.00% 10/1/24 .....................................  2,960,000   2,849,059
   Power County, Idaho Pollution Control - FMC
     Corporation 5.625% 10/1/14 ........................  4,475,000   4,485,114
                                                                      ---------
                                                                      7,334,173
                                                                      ---------
   Power Authority Revenue Bonds - 5.57%
  +Puerto Rico Electric Power Authority Power
     Revenue Inverse Floater ROLS
     5.67% 7/1/19 (FSA) ................................  3,100,000   2,987,749
   Puerto Rico Electric Power Authority Power
     Revenue Series T 6.00% 7/1/16 (FSA) ...............    100,000     106,629
                                                                      ---------
                                                                      3,094,378
                                                                      ---------
  *Pre-Refunded/Escrowed to Maturity Bonds - 12.78%
   Ada & Canyon Counties, Idaho Joint School
     District #2 Meridan 5.60%
     7/30/12-05 ........................................  1,125,000   1,237,264
   Ammon, Idaho Urban Renewal Agency
     Revenue Sub Lien Tax Increment
     Series B 6.25% 8/1/18-06 ..........................    445,000     503,144
   Ammon, Idaho Urban Renewal Agency
     Revenue Tax Increment
     5.875% 8/1/17-04 ..................................    350,000     384,983
   Canyon County, Idaho School District #131
     Nampa 5.50% 7/30/12-03 (MBIA) .....................    100,000     104,992

                                                         Principal      Market
                                                           Amount        Value
--------------------------------------------------------------------------------

   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to Maturity Bonds (continued)
   Gooding and Lincoln Counties, Idaho
     Joint School District #231 Gooding
     6.30% 2/1/14-04 (FSA) ............................  $  100,000  $  107,914
   Idaho Health Facilities Authority Hospital
     Holy Cross Health System Corporation
     Revenue - St. Alphonsus Regional
     Medical Center 6.25% 12/1/22-02 ..................     590,000     628,285
   Idaho Health Facilities Authority Revenue -
     Bonner General Hospital
     6.50% 10/1/28-07 .................................   1,500,000   1,757,594
   Pocatello, Idaho Development Authority
     Revenue Allocation Tax Increment
     Series B 7.25% 12/1/08-01 ........................     485,000     515,754
   Puerto Rico Commonwealth Infrastructure
     Financing Authority Special Series A
     5.375% 10/1/24 (Escrowed to Maturity) ............   1,600,000   1,699,743
   Puerto Rico Telephone Authority Revenue
     Series N 5.50% 1/1/22-03 .........................     150,000     158,312
                                                                      ---------
                                                                      7,097,985
                                                                      ---------
   Transportation Revenue Bonds - 0.64%
   Guam Government Limited Obligation
     Highway Series A 6.30% 5/1/12 (FSA) ..............     150,000     156,798
   Puerto Rico Commonwealth Highway &
     Transportation Authority Highway
     Revenue Series W
     5.50% 7/1/15 .....................................     175,000     196,812
                                                                      ---------
                                                                        353,610
                                                                      ---------
   Total Municipal Bonds
     (cost $51,114,526) ...............................              52,934,557
                                                                      ---------

                                                           Number of
                                                            Shares
                                                           ---------

   Short-Term Investments - 2.94%
   Dreyfus Tax-Exempt Cash Management
     Fund .............................................   1,632,666   1,632,666
                                                                      ---------
   Total Short-Term Investments
     (cost $1,632,666) ................................               1,632,666
                                                                      ---------

Delaware Tax-Free Idaho Fund
-------------------------------------------------------------------------------

   Total Market Value of Securities - 98.28%
     (cost $52,747,192) ................................      $54,567,223

   Receivables and Other Assets
     Net of Liabilities - 1.72% ........................          957,698
                                                              -----------
   Net Assets Applicable to 4,933,125
     Shares Outstanding - 100.00% ......................      $55,524,921
                                                              ===========
   Net Asset Value - Delaware Tax-Free Idaho
     Fund Class A
     ($38,227,769 / 3,395,308 Shares) ..................           $11.26
                                                                   ------
   Net Asset Value - Delaware Tax-Free Idaho
     Fund Class B
     ($12,365,766 / 1,099,457 Shares) ..................           $11.25
                                                                   ------
   Net Asset Value - Delaware Tax-Free Idaho
     Fund Class C
     ($4,931,386 / 438,360 Shares) .....................           $11.25
                                                                   ------

Components of Net Assets at August 31, 2001:
Shares of beneficial interest
     (unlimited authorization - no par) ................      $54,621,116
Accumulated net realized loss
     on investments ....................................         (916,226)
Net unrealized appreciation of investments .............        1,820,031
                                                              -----------
Total net assets .......................................      $55,524,921
                                                              ===========

------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
+ An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2001.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Idaho Fund
Net asset value Class A (A) ............................           $11.26
Sales charge (3.75% of offering price, or
     3.91% of amount invested per share) (B) ...........             0.44
                                                                   ------
Offering price .........................................           $11.70
                                                                   ======
------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE MISSOURI INSURED FUND
---------------------------------------
                                                         Principal      Market
August 31, 2001                                            Amount        Value
-------------------------------------------------------------------------------
   Municipal Bonds - 96.53%
   General Obligation Bonds - 5.45%
   St. Charles 5.75% 3/1/15 (FSA) ...................... $1,000,000  $1,052,620
 **St. Charles County, Missouri Francis Howell
     School District Capital Appreciation
     5.15% 3/1/17 (FGIC) ...............................  1,500,000     708,300
     5.25% 3/1/16 (FGIC) ...............................  2,000,000   1,002,540
                                                                     ----------
                                                                      2,763,460
                                                                     ----------
   Higher Education Revenue Bonds - 2.08%
   Missouri State Health & Education
     Facility - Central Missouri State
     University 5.75% 10/1/25 (AMBAC) ..................  1,000,000   1,052,780
                                                                     ----------
                                                                      1,052,780
                                                                     ----------
   Hospital Revenue Bonds - 21.72%
   Cape Girardeau South East Missouri
     Hospital 5.25% 6/1/16 (MBIA) ......................  1,000,000   1,077,340
   Hannibal Health Facilities
     (Hannibal Regional Hospital) Series A
     5.625% 3/1/12 (FSA) ...............................  1,000,000   1,073,400
     5.75% 3/1/22 (FSA) ................................  1,000,000   1,053,370
   Jackson County St. Joseph's Hospital
     6.50% 7/1/12 (MBIA) ...............................  1,690,000   1,771,205
   Jackson County St. Mary's Hospital
     5.75% 7/1/24 (MBIA) ...............................  2,000,000   2,083,139
   Missouri State Health & Education Facility
     (Health Midwest)
     6.25% 2/15/22 (MBIA) ..............................  1,000,000   1,031,990
     (Heartland Health Systems)
     6.35% 11/15/17 (AMBAC) ............................  1,250,000   1,317,913
     (SSM Health Care)
     6.40% 6/1/10 (MBIA) ...............................    500,000     586,815
     (St. Luke's Health Systems)
     5.125% 11/15/19 (MBIA) ............................  1,000,000   1,011,980
                                                                     ----------
                                                                     11,007,152
                                                                     ----------
   Housing Revenue Bonds - 11.62%
   Missouri Single Family Housing
     7.20% 12/1/17 (GNMA) ..............................    115,000     121,008
     7.20% 9/1/26 (GNMA) ...............................  1,285,000   1,392,066
     7.25% 12/1/20 (GNMA) ..............................    250,000     263,045
     7.25% 9/1/26 (GNMA) ...............................  1,475,000   1,657,900
     7.45% 9/1/27 (GNMA) ...............................  1,200,000   1,326,792
     7.55% 9/1/27 (GNMA) ...............................  1,045,000   1,127,879
                                                                     ----------
                                                                      5,888,690
                                                                     ----------

                                                         Principal      Market
                                                           Amount        Value
-------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Industrial Development Revenue Bonds - 4.51%
 **St. Louis, Missouri Industrial Development
     Authority Comp Int - Convention Center
     Hotel 5.80% 7/15/20 (AMBAC) ....................... $3,035,000  $1,160,402
   St. Louis Municipal Finance Corporation
     City Lease Revenue - City Justice Center,
     Series A 5.95% 2/15/16 (AMBAC) ....................  1,000,000   1,124,240
                                                                     ----------
                                                                      2,284,642
                                                                     ----------
   Municipal Lease Bonds - 2.11%
   Kansas City Muehlebach Hotel 5.90%
     12/1/18 (FSA) .....................................  1,000,000   1,069,160
                                                                     ----------
                                                                      1,069,160
                                                                     ----------
   Other Revenue Bonds - 6.70%
   Kansas City Municipal Assistance Bartle
     Hall Convention Center 5.60%
     4/15/16 (MBIA) ....................................    940,000     982,573
   Missouri State Environmental - State
     Revolving Fund - Branson
     6.05% 7/1/16 (FSA) ................................  2,265,000   2,410,730
                                                                     ----------
                                                                      3,393,303
                                                                     ----------
   Power Authority Revenue Bonds - 5.96%
  +Puerto Rico Electric Power Authority Power
     Revenue Inverse Floater ROLS
     5.67% 7/1/19 (FSA) ................................  1,925,000   1,855,296
   Sikeston Electric Revenue
     6.00% 6/1/13 (MBIA) ...............................  1,000,000   1,167,040
                                                                     ----------
                                                                      3,022,336
                                                                     ----------
  *Pre-Refunded/Escrowed to Maturity Bonds - 26.12%
   Clark County School District
     5.75% 3/1/15-05 (FSA) .............................  1,775,000   1,932,656
 **Greene County Single Family Mortgage
     Revenue - (Private Mortgage Insurance)
     6.10% 3/1/16 (Escrowed to Maturity) ...............  1,225,000     609,719
   Kansas City Airport Revenue
     6.875% 9/1/14-04 (FSA) ............................  1,675,000   1,880,355
   Sikeston Electric Revenue
     6.25% 6/1/12-02 (MBIA) ............................  2,000,000   2,095,699
   St. Charles School District
     6.50% 2/1/14-06 (FGIC) ............................  1,250,000   1,416,125
   St. Louis County School District #8
     5.60% 2/15/15-05 (MBIA) ...........................  1,000,000   1,081,480
   St. Louis Municipal Finance Corporation
     Leasehold Revenue
     6.25% 2/15/12-05 (FGIC) ...........................  1,850,000   2,039,865
   Troy School District #3 Lincoln County
     6.10% 3/1/14-05 (MBIA) ............................  1,235,000   1,353,770
   West Platte School District
     5.85% 3/1/15-05 (MBIA) ............................    750,000     819,083
                                                                     ----------
                                                                     13,228,752
                                                                     ----------

                                                          Principal     Market
Delaware Tax-Free Missouri Insured Fund                    Amount       Value
-------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Utilities Revenue Bonds - 4.64%
   Missouri Environmental Pollution Control
     Revenue - St. Joseph's Light and
     Power Co. 5.85% 2/1/13 (AMBAC) ...................  $2,200,000  $2,348,698
                                                                     ----------
                                                                      2,348,698
                                                                     ----------
   Water & Sewer Revenue Bonds - 5.62%
   Liberty Sewer
     6.00% 2/1/08 (MBIA) ..............................     600,000     672,162
     6.15% 2/1/15 (MBIA) ..............................   1,500,000   1,670,430
   St. Charles County Public Water Supply
     District #2 5.10% 12/1/25 (MBIA) .................     500,000     505,395
                                                                     ----------
                                                                      2,847,987
                                                                     ----------
   Total Municipal Bonds
     (cost $45,240,717) ...............................              48,906,960
                                                                     ----------

                                                          Number of
                                                           Shares
                                                         ----------
   Short-Term Investments - 1.88%
   Dreyfus Tax-Exempt Cash
     Management Fund ..................................     954,285     954,285
                                                                     ----------
   Total Short-Term Investments
     (cost $954,285) ..................................                 954,285
                                                                     ----------
   Total Market Value of Securities - 98.41%
     (cost $46,195,002) ...............................              49,861,245

   Receivables and Other Assets
     Net of Liabilities - 1.59% .......................                 807,154
                                                                     ----------
   Net Assets Applicable to 4,719,804
     Shares Outstanding - 100.00% .....................             $50,668,399
                                                                    ===========
   Net Asset Value - Delaware Tax-Free
     Missouri Insured Fund Class A
     ($40,348,506 / 3,758,372 Shares) .................                  $10.74
                                                                         ------
   Net Asset Value - Delaware Tax-Free
     Missouri Insured Fund Class B
     ($9,693,438 / 903,121 Shares) ....................                  $10.73
                                                                         ------
   Net Asset Value - Delaware Tax-Free
     Missouri Insured Fund Class C
     ($626,455 / 58,311 Shares) .......................                  $10.74
                                                                         ------

------------------------------------------------------------------------------

Components of Net Assets at August 31, 2001:
Shares of beneficial interest
     (unlimited authorization - no par) .......................     $47,899,083
Accumulated net realized loss on investments ..................        (896,927)
Net unrealized appreciation of investments ....................       3,666,243
                                                                    -----------
Total net assets ..............................................     $50,668,399
                                                                    ===========

------------------
  * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
 ** Zero coupon bond. The interest rate shown is the yield at the time of purchase.
  + An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2001.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Missouri Insured Fund
Net asset value Class A (A) .....................................        $10.74
Sales charge (3.75% of offering price, or
   3.91% of amount invested per share) (B) ......................          0.42
                                                                         ------
Offering price ..................................................        $11.16
                                                                         ======

------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE OREGON INSURED FUND
-------------------------------------
                                                         Principal     Market
August 31, 2001                                            Amount       Value
------------------------------------------------------------------------------
   Municipal Bonds - 97.76%
   General Obligation Bonds - 32.26%
   Clackmas County Oregon School District
     4.80% 6/1/18 (FGIC) ..............................  $  500,000  $  502,375
 **Columbia County Oregon School District
     5.03% 6/1/17 (FGIC) ..............................   1,000,000     467,240
   Jackson County School District #6
     5.25% 6/15/20 (FGIC) .............................   1,175,000   1,217,147
   Lane County School District #19
     (Springfield) 6.00% 10/15/14 (FGIC) ..............     500,000     585,910
   Lincoln County School District
     5.25% 6/15/12 (FGIC) .............................   1,450,000   1,554,632
 ++Linn County Oregon Community School
     District #9 Lebanon 5.60%
     6/15/30 (FGIC) ...................................   2,000,000   1,875,220
   Malheur County Jail
     6.30% 12/1/12 (MBIA) .............................     500,000     556,690
   Multnomah County School District #3
     Park Rose 5.50% 12/1/11 (FGIC) ...................     500,000     537,710
   North Unit Irrigation District
     5.75% 6/1/16 (MBIA) ..............................   1,000,000   1,080,340
   Portland 5.75% 6/1/15 (MBIA) .......................     500,000     546,450
 **Umatilla County Oregon School
     District #6 R Umatilla
     5.50% 12/15/22 (AMBAC) ...........................     200,000      67,890
   Washington County Oregon School
     District #088 J (Sherwood) Unrefunded
     Balance 6.10% 6/1/12 (FSA) .......................      65,000      71,074
   Washington County School District #15
     Forest Grove 5.00% 6/15/21 (FSA) .................     500,000     504,395
   Washington Multnomah & Yamhill County
     School District 4.75% 6/1/20 (MBIA) ..............   1,000,000     989,530
                                                                     ----------
                                                                     10,556,603
                                                                     ----------
   Higher Education Revenue Bonds - 13.19%
   Central Oregon Community College District
     5.90% 6/1/09 (FGIC) ..............................     750,000     803,843
   Oregon Health and Education Authority
     (Lewis & Clark College)
     6.125% 10/1/24 (MBIA) ............................   1,055,000   1,140,139
 **Oregon Health Sciences University
     Revenue 5.48% 7/1/21 (MBIA) ......................   6,500,000   2,371,004
                                                                     ----------
                                                                      4,314,986
                                                                     ----------
   Hospital Revenue Bonds - 4.80%
   Clackamas County Oregon Hospital
     Facilities 5.25% 5/1/21 ..........................     500,000     507,105
   Western Lane Hospital District
     (Sisters of St. Joseph Peace Hospital)
     5.875% 8/1/12 (MBIA) .............................   1,000,000   1,065,060
                                                                     ----------
                                                                      1,572,165
                                                                     ----------

                                                         Principal     Market
                                                           Amount       Value
------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds - 3.45%
   Oregon Health, Housing, Educational, and
     Cultural Facilities Authority (Pier Park
     Project) 6.05% 4/1/18 (GNMA) ...................... $1,095,000  $1,129,591
                                                                     ----------
                                                                      1,129,591
                                                                     ----------
   Power Authority Revenue Bonds - 2.95%
  +Puerto Rico Electric Power Authority
     Power Revenue Inverse Floater ROLS
     5.67% 7/1/19 (FSA) ................................  1,000,000     963,790
                                                                     ----------
                                                                        963,790
                                                                     ----------
  *Pre-Refunded/Escrowed to Maturity Bonds - 26.84%
   Chemeketa Community College
     5.80% 6/1/12-06 (FGIC) ............................  1,500,000   1,664,579
   Eugene Electric Revenue Series C
     5.80% 8/1/22-04 (MBIA) ............................  1,250,000   1,363,063
   Hermiston General Obligation Water Bonds
     6.20% 8/1/24-04 (AMBAC) ...........................    500,000     546,180
   Lane County School District #19
     (Springfield) 6.30% 10/15/14-04 (MBIA) ............    500,000     555,345
   Multnomah County School District #39
     (Corbett) 6.00% 12/1/13-04 (MBIA) .................    500,000     548,125
   Oregon State Department Administrative
     Services Certificate Participation -
     Series A 5.80% 5/1/24-07 (AMBAC) ..................  1,000,000   1,126,280
   Portland Sewer System Revenue
     6.25% 6/1/15-04 (FSA) .............................  1,000,000   1,097,820
   Tillamook County 6.25% 1/1/14-05 (FGIC) .............    250,000     277,463
   Umatilla Pendleton School District #016R
     6.00% 7/1/14-04 (AMBAC) ...........................    500,000     546,815
   Washington County Education Service
     7.10% 6/1/25-05 (MBIA) ............................    700,000     797,587
   Washington County School District #088 J
     (Sherwood) 6.10% 6/1/12-05 (FSA) ..................    235,000     259,720
                                                                     ----------
                                                                      8,782,977
                                                                     ----------
   Transportation Revenue Bonds - 4.77%
   Port of Portland Airport Revenue
     (Portland International Airport)
     5.625% 7/1/26 (FGIC) ..............................  1,500,000   1,560,105
                                                                     ----------
                                                                      1,560,105
                                                                     ----------
   Water & Sewer Revenue Bonds - 9.50%
   Beaverton Water Revenue
     6.125% 6/1/14 (FSA) ...............................    500,000     543,310
   Klamath Falls Water Revenue
     6.10% 6/1/14 (FSA) ................................    500,000     546,660
   Portland Oregon Sewer System Revenue
     4.50% 6/1/18 (MBIA) ...............................  1,000,000     967,350
   Salem Water & Sewer Revenue
     5.625% 6/1/16 (MBIA) ..............................  1,000,000   1,050,830
                                                                     ----------
                                                                      3,108,150
                                                                     ----------
   Total Municipal Bonds
     (cost $29,519,925) ................................             31,988,367
                                                                     ----------

                                                          Number of     Market
Delaware Tax-Free Oregon Insured Fund                       Shares       Value
-------------------------------------------------------------------------------

   Short-Term Investments - 1.54%
   Dreyfus Tax-Exempt Cash
     Management Fund .................................      504,393  $  504,393
                                                                     ----------
   Total Short-Term Investments
     (cost $504,393) .................................                  504,393
                                                                     ----------
   Total Market Value of Securities - 99.30%
     (cost $30,024,318) ..............................               32,492,760

   Receivables and Other Assets
     Net of Liabilities - 0.70% ......................                  228,332
                                                                     ----------
   Net Assets Applicable to 3,130,779
     Shares Outstanding - 100.00% ....................              $32,721,092
                                                                    ===========
   Net Asset Value - Delaware Tax-Free Oregon
     Insured Fund Class A
     ($22,972,845 / 2,198,498 Shares) ................                   $10.45
                                                                         ------
   Net Asset Value - Delaware Tax-Free Oregon
     Insured Fund Class B
     ($7,928,172 / 758,363 Shares) ...................                   $10.45
                                                                         ------
   Net Asset Value - Delaware Tax-Free Oregon
     Insured Fund Class C
     ($1,820,075 / 173,918 Shares) ...................                   $10.47
                                                                         ------

Components of Net Assets at August 31, 2001:
Shares of beneficial interest (unlimited
     authorization - no par) .........................              $31,185,453
Accumulated net realized loss
     on investments ..................................                 (932,803)
Net unrealized appreciation of investments ...........                2,468,442
                                                                    -----------
Total net assets .....................................              $32,721,092
                                                                    ===========

------------------
  * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
 ** Zero coupon bond. The interest rate shown is the yield at the time of purchase.
  + An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2001.
 ++ Zero coupon bond as of August 31, 2001. The interest rate shown is the step-up rate.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
     Delaware Tax-Free Oregon Insured Fund
Net asset value Class A (A) ......................................       $10.45
Sales charge (3.75% of offering price, or
     3.92% of amount invested per share) (B) .....................         0.41
                                                                         ------
Offering price ...................................................       $10.86
                                                                         ======

------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                                                Delaware          Delaware          Delaware
                                                                                Tax-Free     Tax-Free Missouri  Tax-Free Oregon
Year Ended August 31, 2001                                                     Idaho Fund       Insured Fund      Insured Fund
-------------------------------------------------------------------------------------------------------------------------------
        Investment Income:
        Interest ........................................................      $ 3,051,059       $ 2,822,484       $ 1,729,002
                                                                               -----------       -----------       -----------
        Expenses:
        Management fees .................................................          282,492           247,876           158,640
        Distribution expenses ...........................................          238,972           200,648           145,038
        Dividend disbursing and transfer agent fees and expenses ........           44,600            44,924            31,740
        Accounting and administration expenses ..........................           22,136            21,108            13,575
        Reports and statements to shareholders ..........................           15,205             1,000             7,200
        Professional fees ...............................................           16,040            21,286            15,425
        Registration fees ...............................................               90                --                40
        Custodian fees ..................................................            5,471             4,898             4,616
        Taxes (other than taxes on income) ..............................              210               209                55
        Trustees' fees ..................................................            2,577             2,350             2,175
        Other ...........................................................           11,259             6,356             3,014
                                                                               -----------       -----------       -----------
                                                                                   639,052           550,655           381,518
        Less expenses absorbed or waived ................................          (13,635)               --           (45,095)
        Less expenses paid indirectly ...................................           (1,404)           (1,368)             (996)
                                                                               -----------       -----------       -----------
        Total expenses ..................................................          624,013           549,287           335,427
                                                                               -----------       -----------       -----------
        Net Investment Income ...........................................        2,427,046         2,273,197         1,393,575
                                                                               -----------       -----------       -----------

        Net Realized and Unrealized Gain (Loss) on Investments:
        Net realized gain (loss) on investments .........................         (179,376)           36,017          (100,676)
        Net change in unrealized appreciation/depreciation of investments        2,712,739         1,826,208         1,795,369
                                                                               -----------       -----------       -----------

        Net Realized and Unrealized Gain on Investments .................        2,533,363         1,862,225         1,694,693
                                                                               -----------       -----------       -----------
        Net Increase in Net Assets Resulting from Operations ............      $ 4,960,409       $ 4,135,422       $ 3,088,268
                                                                               ===========       ===========       ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                   Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                                       Idaho Fund        Missouri Insured Fund     Oregon Insured Fund
-------------------------------------------------------------------------------------------------------------------------
                                                       Year Ended               Year Ended               Year Ended
                                                 8/31/01       8/31/00     8/31/01     8/31/00      8/31/01     8/31/00

      Increase (Decrease) in Net Assets
         from Operations:
      Net investment income .................. $2,427,046    $2,524,203   $2,273,197  $2,355,006   $1,393,575  $1,552,960
      Net realized gain (loss)
         on investments ......................   (179,376)     (692,218)      36,017     (87,531)    (100,676)   (239,493)
      Net change in unrealized appreciation/
         depreciation of investments .........  2,712,739      (716,378)   1,826,208      10,088    1,795,369     429,851
                                               ------------------------   ----------------------   ----------------------
      Net increase in net assets resulting
         from operations .....................  4,960,409     1,115,607    4,135,422   2,277,563    3,088,268   1,743,318
                                               ------------------------   ----------------------   ----------------------
      Dividends and Distributions to
         Shareholders from:
      Net investment income:
         Class A ............................. (1,806,318)   (1,939,836)  (1,865,031) (1,927,970)  (1,056,350) (1,169,328)
         Class B .............................   (461,558)     (431,046)    (393,059)   (417,005)    (280,881)   (313,843)
         Class C .............................   (159,170)     (153,321)     (15,107)    (10,031)     (56,344)    (69,789)
                                               ------------------------   ----------------------   ----------------------
                                               (2,427,046)   (2,524,203)  (2,273,197) (2,355,006)  (1,393,575) (1,552,960)
                                               ------------------------   ----------------------   ----------------------
      Capital Share Transactions:
      Proceeds from shares sold:
         Class A .............................  8,484,826     5,863,998    2,816,474   3,547,699    3,233,565   1,386,611
         Class B .............................  2,196,736     1,446,362      680,227     610,801      997,046     556,822
         Class C .............................  1,954,460     1,379,931      315,716     245,055      561,119     706,434
      Net asset value of shares issued upon
         reinvestment of dividends
         and distributions:
         Class A .............................  1,190,600     1,278,316      979,309     952,977      601,536     687,158
         Class B .............................    304,224       299,810      243,155     249,057      145,596     154,432
         Class C .............................    125,991       128,899       12,493       6,302       28,973      45,010
                                               ------------------------   ----------------------   ----------------------
                                               14,256,837    10,397,316    5,047,374   5,611,891    5,567,835   3,536,467
                                               ------------------------   ----------------------   ----------------------
      Cost of shares repurchased:
         Class A ............................. (7,918,045)  (15,599,767)  (3,242,018) (8,448,629)  (4,777,189) (6,993,486)
         Class B .............................   (996,708)   (1,438,763)  (1,648,445) (1,371,685)  (1,110,571) (1,290,084)
         Class C .............................   (966,011)   (1,244,581)     (60,936)   (143,816)    (458,896)   (758,470)
                                               ------------------------   ----------------------   ----------------------
                                               (9,880,764)  (18,283,111)  (4,951,399) (9,964,130)  (6,346,656) (9,042,040)
                                               ------------------------   ----------------------   ----------------------
      Increase (decrease) in net assets
         derived from capital share
         transactions ........................  4,376,073    (7,885,795)      95,975  (4,352,239)    (778,821) (5,505,573)
                                               ------------------------   ----------------------   ----------------------
      Net Increase (Decrease) in
         Net Assets ..........................  6,909,436    (9,294,391)   1,958,200  (4,429,682)     915,872  (5,315,215)

      Net Assets:
      Beginning of period .................... 48,615,485    57,909,876   48,710,199  53,139,881   31,805,220  37,120,435
                                              -------------------------  -----------------------  -----------------------
      End of period ..........................$55,524,921   $48,615,485  $50,668,399 $48,710,199  $32,721,092 $31,805,220
                                              =========================  =======================  =======================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Tax-Free Idaho Fund Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Eight Months
                                                                         Year Ended               Ended            Year Ended
                                                                8/31/01    8/31/00   8/31/99    8/31/98(1)    12/31/97(2) 12/31/96
Net asset value, beginning of period ......................    $ 10.730   $ 10.940  $ 11.560     $ 11.450     $ 10.910    $ 11.020

Income (loss) from investment operations:
   Net investment income ..................................       0.541      0.541     0.517        0.356        0.551       0.580
   Net realized and unrealized gain (loss) on investments .       0.530     (0.210)   (0.620)       0.115        0.552      (0.120)
                                                               -------------------------------------------------------------------
   Total from investment operations .......................       1.071      0.331    (0.103)       0.471        1.103       0.460
                                                               -------------------------------------------------------------------
Less dividends and distributions from:
   Net investment income ..................................      (0.541)    (0.541)   (0.517)      (0.356)      (0.563)     (0.570)
   Net realized gain on investments .......................          --         --        --       (0.005)          --          --
                                                               -------------------------------------------------------------------
   Total dividends and distributions ......................      (0.541)    (0.541)   (0.517)      (0.361)      (0.563)     (0.570)
                                                               -------------------------------------------------------------------

Net asset value, end of period ............................    $ 11.260   $ 10.730  $ 10.940     $ 11.560     $ 11.450    $ 10.910
                                                               ===================================================================

Total return(3) ...........................................      10.24%      3.25%    (0.99%)       4.19%       10.41%       4.36%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $ 38,228    $34,674   $44,299      $39,843      $33,788     $27,684
   Ratio of expenses to average net assets ................       1.00%      1.00%     1.00%        0.95%        0.87%       0.60%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......       1.03%      1.09%     1.04%        1.02%        1.02%       1.10%
   Ratio of net investment income to average net assets ...       4.94%      5.13%     4.52%        4.65%        4.98%       5.29%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly     4.91%      5.04%     4.48%        4.58%        4.83%       4.79%
   Portfolio turnover .....................................         14%        10%        2%           8%          19%         35%

----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                          Delaware Tax-Free Idaho Fund Class B
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Eight Months
                                                                      Year Ended                      Ended        Year Ended
                                                                 8/31/01     8/31/00      8/31/99  8/31/98(1) 12/31/97(2) 12/31/96
Net asset value, beginning of period ........................... $10.720     $10.920      $11.550    $11.440    $10.890   $11.010

Income (loss) from investment operations:
   Net investment income .......................................   0.460       0.462        0.432      0.298      0.487     0.520
   Net realized and unrealized gain (loss) on investments ......   0.530      (0.200)      (0.630)     0.117      0.560    (0.130)
                                                                 ----------------------------------------------------------------
   Total from investment operations ............................   0.990       0.262       (0.198)     0.415      1.047     0.390
                                                                 ----------------------------------------------------------------
Less dividends and distributions from:
   Net investment income .......................................  (0.460)     (0.462)      (0.432)    (0.300)    (0.497)   (0.510)
   Net realized gain on investments ............................      --          --           --     (0.005)        --        --
                                                                 ----------------------------------------------------------------
   Total dividends and distributions ...........................  (0.460)     (0.462)      (0.432)    (0.305)    (0.497)   (0.510)
                                                                 ----------------------------------------------------------------

Net asset value, end of period ................................. $11.250     $10.720      $10.920    $11.550    $11.440   $10.890
                                                                 ================================================================

Total return(3) ................................................   9.43%       2.58%       (1.82%)     3.68%      9.87%     3.75%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................... $12,366     $10,320      $10,199     $7,474     $6,827    $4,945
   Ratio of expenses to average net assets .....................   1.75%       1.75%        1.75%      1.70%      1.46%     1.11%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...................   1.78%       1.84%        1.79%      1.77%      1.61%     1.85%
   Ratio of net investment income to average net assets ........   4.19%       4.38%        3.77%      3.90%      4.39%     4.78%
   Ratio of net investment income to average net assets prior to
     expense limitation and expenses paid indirectly ...........   4.16%       4.29%        3.73%      3.83%      4.24%     4.04%
   Portfolio turnover ..........................................     14%         10%           2%         8%        19%       35%

(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Tax-Free Idaho Fund Class C
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Eight Months
                                                                       Year Ended                 Ended        Year Ended
                                                                    8/31/01  8/31/00  8/31/99  8/31/98(1) 12/31/97(2) 12/31/96
Net asset value, beginning of period .............................. $10.720  $10.920   $11.550   $11.430   $10.900     $11.020

Income (loss) from investment operations:
   Net investment income ..........................................   0.460    0.462     0.432     0.302     0.459       0.500
   Net realized and unrealized gain (loss) on investments .........   0.530   (0.200)   (0.630)    0.123     0.549      (0.130)
                                                                    ----------------------------------------------------------
   Total from investment operations ...............................   0.990    0.262    (0.198)    0.425     1.008       0.370
                                                                    ----------------------------------------------------------
Less dividends and distributions from:
   Net investment income ..........................................  (0.460)  (0.462)   (0.432)   (0.300)   (0.478)     (0.490)
   Net realized gain on investments ...............................      --       --        --    (0.005)       --          --
                                                                    ----------------------------------------------------------
   Total dividends and distributions ..............................  (0.460)  (0.462)   (0.432)   (0.305)   (0.478)     (0.490)
                                                                    ----------------------------------------------------------

Net asset value, end of period .................................... $11.250  $10.720   $10.920   $11.550   $11.430     $10.900
                                                                    ==========================================================

Total return(3)....................................................   9.43%    2.58%    (1.82%)    3.77%     9.49%       3.48%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................ $ 4,931  $ 3,621   $ 3,411   $ 1,719   $ 1,125     $   822
   Ratio of expenses to average net assets ........................   1.75%    1.75%     1.75%     1.70%     1.62%       1.33%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ......................   1.78%    1.84%     1.79%     1.77%     1.77%       1.82%
   Ratio of net investment income to average net assets ...........   4.19%    4.38%     3.77%     3.90%     4.23%       4.57%
   Ratio of net investment income to average net assets prior to
     expense limitation and expenses paid indirectly ..............   4.16%    4.29%     3.73%     3.83%     4.08%       4.08%
   Portfolio turnover .............................................     14%      10%        2%        8%       19%         35%

(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Missouri Insured Fund Class A
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Eight Months
                                                                      Year Ended                 Ended          Year Ended
                                                                  8/31/01   8/31/00   8/31/99  8/31/98(1) 12/31/97(2)  12/31/96
Net asset value, beginning of period ............................ $10.340   $10.340   $10.870   $10.810     $10.370     $10.540

Income (loss) from investment operations:
   Net investment income ........................................   0.497     0.494     0.498     0.333       0.504       0.520
   Net realized and unrealized gain (loss) on investments .......   0.400        --    (0.530)    0.060       0.446      (0.180)
                                                                  -------------------------------------------------------------
   Total from investment operations .............................   0.897     0.494    (0.032)    0.393       0.950       0.340
                                                                  -------------------------------------------------------------
Less dividends and distributions from:
   Net investment income ........................................  (0.497)   (0.494)   (0.498)   (0.333)     (0.510)     (0.510)
                                                                  -------------------------------------------------------------
   Total dividends and distributions ............................  (0.497)   (0.494)   (0.498)   (0.333)     (0.510)     (0.510)
                                                                  -------------------------------------------------------------

Net asset value, end of period .................................. $10.740   $10.340   $10.340   $10.870     $10.810     $10.370
                                                                  =============================================================

Total return(3) .................................................   8.89%     4.99%    (0.38%)    3.70%       9.43%       3.41%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...................... $40,349   $38,314   $42,337   $46,939     $48,565     $49,301
   Ratio of expenses to average net assets ......................   0.95%     1.03%     0.97%     0.92%       0.91%       0.71%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ....................   0.95%     1.03%     1.02%     1.02%       0.93%       1.03%
   Ratio of net investment income to average net assets .........   4.74%     4.88%     4.62%     4.64%       4.81%       5.05%
   Ratio of net investment income to average net assets prior to
     expense limitation and expenses paid indirectly ............   4.74%     4.88%     4.57%     4.54%       4.79%       4.73%
   Portfolio turnover ...........................................     14%        1%        7%       18%         12%         28%

(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager for the years ended December 31, 1996 and 1997, for the period ended August 31, 1998 and for the year ended August 31, 1999.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Missouri Insured Fund Class B
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Eight Months
                                                                    Year Ended                     Ended            Year Ended
                                                                8/31/01    8/31/00    8/31/99    8/31/98(1)   12/31/97(2)  12/31/96
Net asset value, beginning of period .......................... $10.340    $10.340    $10.870      $10.810      $10.370     $10.540

Income (loss) from investment operations:
   Net investment income ......................................   0.418      0.418      0.416        0.279        0.425       0.460
   Net realized and unrealized gain (loss) on investments .....   0.390         --     (0.530)       0.060        0.451      (0.180)
                                                                -------------------------------------------------------------------
   Total from investment operations ...........................   0.808      0.418     (0.114)       0.339        0.876       0.280
                                                                -------------------------------------------------------------------
Less dividends and distributions from:
   Net investment income ......................................  (0.418)    (0.418)    (0.416)      (0.279)      (0.436)     (0.450)
                                                                -------------------------------------------------------------------
   Total dividends and distributions ..........................  (0.418)    (0.418)    (0.416)      (0.279)      (0.436)     (0.450)
                                                                -------------------------------------------------------------------

Net asset value, end of period ................................ $10.730    $10.340    $10.340      $10.870      $10.810     $10.370
                                                                ===================================================================

Total return(3) ...............................................   7.98%      4.21%     (1.13%)       3.19%        8.66%       2.93%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................  $9,693    $10,053    $10,572      $11,317      $11,507     $10,432
   Ratio of expenses to average net assets ....................   1.70%      1.78%      1.72%        1.67%        1.61%       1.29%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..................   1.70%      1.78%      1.77%        1.77%        1.63%       1.78%
   Ratio of net investment income to average net assets .......   3.99%      4.13%      3.87%        3.89%        4.11%       4.46%
   Ratio of net investment income to average net assets prior to
     expense limitation and expenses paid indirectly ..........   3.99%      4.13%      3.82%        3.79%        4.09%       3.97%
   Portfolio turnover .........................................     14%         1%         7%          18%          12%         28%

(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager for the years ended December 31, 1996 and 1997, for the period ended August 31, 1998 and for the year ended August 31, 1999.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Missouri Insured Fund Class C
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Eight Months
                                                                           Year Ended                Ended         Year Ended
                                                                        8/31/01  8/31/00  8/31/99  8/31/98(1) 12/31/97(2) 12/31/96
     Net asset value, beginning of period ............................  $10.350  $10.350  $10.880   $10.810    $10.370     $10.540

     Income (loss) from investment operations:
        Net investment income ........................................    0.418    0.418    0.419     0.279      0.405       0.430
        Net realized and unrealized gain (loss) on investments .......    0.390       --   (0.530)    0.070      0.455      (0.180)
                                                                        ----------------------------------------------------------
        Total from investment operations .............................    0.808    0.418   (0.111)    0.349      0.860       0.250
                                                                        ----------------------------------------------------------
     Less dividends and distributions from:
        Net investment income ........................................   (0.418)  (0.418)  (0.419)   (0.279)    (0.420)     (0.420)
                                                                        ----------------------------------------------------------
        Total dividends and distributions ............................   (0.418)  (0.418)  (0.419)   (0.279)    (0.420)     (0.420)
                                                                        ----------------------------------------------------------

     Net asset value, end of period ..................................  $10.740  $10.350  $10.350   $10.880    $10.810     $10.370
                                                                        ==========================================================

     Total return(3) .................................................    7.97%    4.20%   (1.12%)    3.28%      8.49%       2.48%

     Ratios and supplemental data:
        Net assets, end of period (000 omitted) ......................     $626     $343     $231      $112       $225        $152
        Ratio of expenses to average net assets ......................    1.70%    1.78%    1.72%     1.67%      1.74%       1.62%
        Ratio of expenses to average net assets prior to expense
          limitation and expenses paid indirectly ....................    1.70%    1.78%    1.77%     1.77%      1.76%       1.78%
        Ratio of net investment income to average net assets .........    3.99%    4.13%    3.87%     3.89%      3.98%       4.10%
        Ratio of net investment income to average net assets prior to
          expense limitation and expenses paid indirectly ............    3.99%    4.13%    3.82%     3.79%      3.96%       3.94%
        Portfolio turnover ...........................................      14%       1%       7%       18%        12%         28%

(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager for the years ended December 31, 1996 and 1997, for the period ended August 31, 1998 and for the year ended August 31, 1999.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Tax-Free Oregon Insured Fund Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight Months
                                                                        Year Ended                 Ended           Year Ended
                                                                    8/31/01   8/31/00    8/31/99  8/31/98(1)  12/31/97(2) 12/31/96
Net asset value, beginning of period ..............................  $9.910    $9.810    $10.430   $10.310       $9.870   $10.050

Income (loss) from investment operations:
   Net investment income ..........................................   0.465     0.467      0.458     0.320        0.481     0.480
   Net realized and unrealized gain (loss) on investments .........   0.540     0.100     (0.620)    0.120        0.444    (0.180)
                                                                    -------------------------------------------------------------
   Total from investment operations ...............................   1.005     0.567     (0.162)    0.440        0.925     0.300
                                                                    -------------------------------------------------------------
Less dividends and distributions from:
   Net investment income ..........................................  (0.465)   (0.467)    (0.458)   (0.320)      (0.485)   (0.480)
                                                                    -------------------------------------------------------------
   Total dividends and distributions ..............................  (0.465)   (0.467)    (0.458)   (0.320)      (0.485)   (0.480)
                                                                    -------------------------------------------------------------

Net asset value, end of period .................................... $10.450    $9.910     $9.810   $10.430      $10.310    $9.870
                                                                    =============================================================

Total return(3) ...................................................  10.39%     6.04%     (1.67%)    4.33%        9.66%     3.15%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................ $22,973   $22,712    $27,518   $24,336      $22,071   $20,913
   Ratio of expenses to average net assets ........................   0.85%     0.85%      0.80%     0.71%        0.71%     0.71%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ......................   0.99%     1.01%      1.02%     1.03%        0.94%     1.07%
   Ratio of net investment income to average net assets ...........   4.59%     4.85%      4.44%     4.64%        4.83%     4.92%
   Ratio of net investment income to average net assets prior to
     expense limitation and expenses paid indirectly ..............   4.45%     4.69%      4.22%     4.32%        4.60%     4.56%
   Portfolio turnover .............................................     28%        0%        10%        5%           5%       40%

(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Tax-Free Oregon Insured Fund Class B
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Eight Months
                                                                           Year Ended                Ended         Year Ended
                                                                         8/31/01  8/31/00  8/31/99 8/31/98(1) 12/31/97(2) 12/31/96
      Net asset value, beginning of period ............................. $9.910   $9.810   $10.430  $10.310     $9.870     $10.050

      Income (loss) from investment operations:
         Net investment income .........................................  0.389    0.394     0.381    0.268      0.422       0.430
         Net realized and unrealized gain (loss) on investments ........  0.540    0.100    (0.620)   0.120      0.434      (0.180)
                                                                        ----------------------------------------------------------
         Total from investment operations ..............................  0.929    0.494    (0.239)   0.388      0.856       0.250
                                                                        ----------------------------------------------------------
      Less dividends and distributions from:
         Net investment income ......................................... (0.389)  (0.394)   (0.381)  (0.268)    (0.416)     (0.430)
                                                                        ----------------------------------------------------------
         Total dividends and distributions ............................. (0.389)  (0.394)   (0.381)  (0.268)    (0.416)     (0.430)
                                                                        ----------------------------------------------------------

      Net asset value, end of period ...................................$10.450   $9.910    $9.810  $10.430    $10.310      $9.870
                                                                        ==========================================================

      Total return(3) ..................................................  9.57%    5.24%    (2.41%)   3.82%      8.90%       2.61%

      Ratios and supplemental data:
         Net assets, end of period (000 omitted) ....................... $7,928   $7,484    $7,999   $6,011     $6,461      $4,758
         Ratio of expenses to average net assets .......................  1.60%    1.60%     1.55%    1.46%      1.39%       1.25%
         Ratio of expenses to average net assets prior to expense
           limitation and expenses paid indirectly .....................  1.74%    1.76%     1.77%    1.78%      1.62%       1.83%
         Ratio of net investment income to average net assets ..........  3.84%    4.10%     3.69%    3.89%      4.15%       4.37%
         Ratio of net investment income to average net assets prior to
           expense  limitation and expenses paid indirectly ............  3.70%    3.94%     3.47%    3.57%      3.92%       3.79%
         Portfolio turnover ............................................    28%       0%       10%       5%         5%         40%

(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Tax-Free Oregon Insured Fund Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight Months
                                                                           Year Ended                Ended          Year Ended
                                                                         8/31/01 8/31/00  8/31/99  8/31/98(1) 12/31/97(2)  12/31/96
      Net asset value, beginning of period .............................  $9.920  $9.820  $10.440   $10.320     $9.880     $10.050

      Income (loss) from investment operations:
         Net investment income .........................................   0.388   0.394    0.380     0.268      0.411       0.400
         Net realized and unrealized gain (loss) on investments ........   0.550   0.100   (0.620)    0.120      0.431      (0.170)
                                                                         ---------------------------------------------------------
         Total from investment operations ..............................   0.938   0.494   (0.240)    0.388      0.842       0.230
                                                                         ---------------------------------------------------------
      Less dividends and distributions from:
         Net investment income .........................................  (0.388) (0.394)  (0.380)   (0.268)    (0.402)     (0.400)
                                                                         ---------------------------------------------------------
         Total dividends and distributions .............................  (0.388) (0.394)  (0.380)   (0.268)    (0.402)     (0.400)
                                                                         ---------------------------------------------------------

      Net asset value, end of period ................................... $10.470  $9.920   $9.820   $10.440    $10.320      $9.880
                                                                         =========================================================

      Total return(3) ..................................................   9.66%   5.24%   (2.41%)    3.81%      8.75%       2.38%

      Ratios and supplemental data:
         Net assets, end of period (000 omitted) .......................  $1,820  $1,609   $1,603      $999       $532        $360
         Ratio of expenses to average net assets .......................   1.60%   1.60%    1.55%     1.46%      1.51%       1.55%
         Ratio of expenses to average net assets prior to expense
           limitation and expenses paid indirectly .....................   1.74%   1.76%    1.77%     1.78%      1.74%       1.82%
         Ratio of net investment income to average net assets ..........   3.84%   4.10%    3.69%     3.89%      4.03%       4.03%
         Ratio of net investment income to average net assets prior to
           expense limitation and expenses paid indirectly .............   3.70%   3.94%    3.47%     3.57%      3.80%       3.76%
         Portfolio turnover ............................................     28%      0%      10%        5%         5%         40%


(1) Ratios have been annualized and total return has not been annualized.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.

                             See accompanying notes

Notes to Financial Statements

August 31, 2001
--------------------------------------------------------------------------------
Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund. Voyageur Investment Trust is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund (each a "Fund" or, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Idaho Fund, Delaware
Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon
Insured Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

--------------------------------------------------------------------------------
Class Accounting -- Investment income and common expenses are allocated to the various classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income securities, but recognize such discounts at disposition in compliance with the Internal Revenue Code. Upon adoption, each Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on the Funds' distributions, which are determined in accordance with federal income tax regulations.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended August 31, 2001 were as follows:

                                        Delaware Tax-Free    Delaware Tax-Free          Delaware Tax-Free
                                            Idaho Fund     Missouri Insured Fund       Oregon Insured Fund
                                            ----------     ---------------------       -------------------
Commission reimbursements ............         $1,182             $1,141                       $730
Earnings credits .....................            222                227                        266

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                         Delaware Tax-Free   Delaware Tax-Free          Delaware Tax-Free
                                             Idaho Fund     Missouri Insured Fund      Oregon Insured Fund
                                             ----------     ---------------------      -------------------
On the first $500 million .................      0.55%             0.50%                      0.50%
On the next $500 million ..................      0.50%             0.475%                     0.475%
On the next $1.5 billion ..................      0.45%             0.45%                      0.45%
In excess of $2.5 billion .................      0.425%            0.425%                     0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2002 as shown below:

                                         Delaware Tax-Free      Delaware Tax-Free          Delaware Tax-Free
                                            Idaho Fund        Missouri Insured Fund       Oregon Insured Fund
                                            ----------        ---------------------       -------------------
The operating expense limitation
   as a percentage of average daily
   net assets (per annum) .................    0.75%                  N/A                       0.60%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares for all Funds.

At August 31, 2001, each Fund had liabilities payable to affiliates as follows:

                                       Delaware Tax-Free      Delaware Tax-Free         Delaware Tax-Free
                                           Idaho Fund        Missouri Insured Fund     Oregon Insured Fund
                                           ----------        ---------------------     -------------------
Investment management fee
   payable to DMC .........................  $24,744               $11,289                     $8,762

Dividend disbursing, transfer
   agent fees, accounting
   and other expenses
   payable to DSC .........................    4,308                 4,471                      2,734

Other expenses payable to
   DMC and affiliates .....................   10,044                 5,508                     16,513

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

For the year ended August 31, 2001, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free            Delaware Tax-Free           Delaware Tax-Free
  Idaho Fund               Missouri Insured Fund        Oregon Insured Fund
  ----------               ---------------------        -------------------
   $20,554                         $6,607                      $10,110

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2001, the Funds made purchases and sales of investment securities other than short-term investments as follows:

               Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free
                  Idaho Fund        Missouri Insured Fund   Oregon Insured Fund
                  ----------        ---------------------   -------------------
Purchases ......  $11,429,828             $6,899,471             $8,711,758
Sales ..........    6,963,706              7,926,740              9,869,938

At August 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                             Delaware Tax-Free    Delaware Tax-Free       Delaware Tax-Free
                                 Idaho Fund     Missouri Insured Fund    Oregon Insured Fund
                                 ----------     ---------------------    -------------------
Cost of investments .......... $ 52,747,192          $46,195,002            $30,024,318
                               ============          ===========            ===========
Aggregate unrealized
   appreciation .............. $  2,388,734          $ 3,666,243            $ 2,472,374
Aggregate unrealized
   depreciation ..............     (568,703)                  --                 (3,932)
                               ------------          -----------            -----------
Net unrealized appreciation .. $  1,820,031          $ 3,666,243            $ 2,468,442
                               ============          ===========            ===========

For federal income tax purposes, the Funds had accumulated capital losses as of August 31, 2001, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                              Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free
   Year of Expiration             Idaho Fund       Missouri Insured Fund   Oregon Insured Fund
   ------------------             ----------       ---------------------   -------------------
   2002 ......................    $       --            $       --              $215,801
   2003 ......................            --               183,881               158,365
   2004 ......................            --               525,264               218,468
   2006 ......................        44,632                    --                    --
   2008 ......................            --               187,782                    --
   2009 ......................       692,218                    --               217,063
                                  ----------            ----------              --------
   Total .....................    $  736,850            $  896,927              $809,697
                                  ==========            ==========              ========

--------------------------------------------------------------------------------
4. Capital Shares

Transactions in capital shares were as follows:

                                                           Delaware Tax-Free        Delaware Tax-Free       Delaware Tax-Free
                                                               Idaho Fund         Missouri Insured Fund    Oregon Insured Fund
                                                           -----------------      ---------------------    -------------------
                                                               Year Ended               Year Ended               Year Ended
                                                          8/31/01     8/31/00      8/31/01     8/31/00      8/31/01     8/31/00
Shares sold:
   Class A ...........................................    777,582     552,603      269,936     349,266      319,126     143,160
   Class B ...........................................    200,150     136,768       65,096      60,617       98,083      57,843
   Class C ...........................................    178,318     131,600       29,659      24,320       54,832      73,692
Shares issued upon reinvestment
   of dividends and distributions:
   Class A ...........................................    108,652     121,535       93,252      94,053       59,542      71,654
   Class B ...........................................     27,799      28,556       23,162      24,584       14,391      16,104
   Class C ...........................................     11,502      12,286        1,188         620        2,856       4,696
                                                        ---------   ---------    ---------    --------    ---------    --------
                                                        1,304,003     983,348      482,293     553,460      548,830     367,149
                                                        ---------   ---------    ---------    --------    ---------    --------
Shares repurchased:
   Class A ...........................................   (723,138) (1,492,781)    (309,917)   (832,478)    (472,976)   (728,502)
   Class B ...........................................    (91,426)   (136,088)    (157,498)   (135,474)    (109,394)   (134,093)
   Class C ...........................................    (89,309)   (118,333)      (5,725)    (14,124)     (45,956)    (79,480)
                                                        ---------   ---------    ---------    --------    ---------    --------
                                                         (903,873) (1,747,202)    (473,140)   (982,076)    (628,326)   (942,075)
                                                        ---------   ---------    ---------    --------    ---------    --------
Net increase (decrease) ..............................    400,130    (763,854)       9,153    (428,616)     (79,496)   (574,926)
                                                        =========   =========    =========    ========    =========    ========

5. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2001 or at any time during the year.

6. Credit And Market Risks

The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

--------------------------------------------------------------------------------
7. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2001, each Fund designates distributions paid during the year as follows:

                                   Delaware Tax-Free      Delaware Tax-Free         Delaware Tax-Free
                                       Idaho Fund       Missouri Insured Fund      Oregon Insured Fund
                                       ----------       ---------------------      -------------------
(A) Long-Term Capital Gains
Distributions (Tax Basis) ........        --                     --                         --

(B) Ordinary Income
Distributions (Tax Basis) ........        --                     --                         --

(C) Tax-Exempt Distributions
(Tax Basis) ......................       100%                   100%                       100%
                                         ----                   ----                       ----
Total Distributions
(Tax Basis) ......................       100%                   100%                       100%
                                         ====                   ====                       ====

(A), (B) and (C) are based on a percentage of each Fund's total distributions.

Report of Independent Auditors





--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Mutual Funds -- Delaware Tax-Free Idaho Fund
Voyageur Investment Trust -- Delaware Tax-Free Missouri Insured Fund
Voyageur Investment Trust -- Delaware Tax-Free Oregon Insured Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund (the "Funds") as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996 were audited by other auditors whose report thereon dated February 14, 1997 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 2001, in conformity with accounting principles generally accepted in the United States.


                                                         /s/ Ernst & Young LLP
                                                         -----------------------

Philadelphia, Pennsylvania
October 5, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital
   o  Technology and Innovation
       Fund
   o  American Services Fund
   o  Select Growth Fund
   o  Trend Fund
   o  Growth Opportunities Fund
   o  Small Cap Growth Fund
   o  Small Cap Value Fund
   o  U.S. Growth Fund
   o  Social Awareness Fund
   o  Core Equity Fund**

Total Return
   o  Devon Fund
   o  Growth and Income Fund
   o  Decatur Equity
       Income Fund
   o  REIT Fund
   o  Balanced Fund

International and Global
   o  Emerging Markets Fund
   o  International Value
       Equity Fund***
   o  International Small Cap
       Value Fund

Current Income
   o  Delchester Fund
   o  High-Yield
       Opportunities Fund
   o  Strategic Income Fund
   o  Corporate Bond Fund
   o  Extended Duration
       Bond Fund
   o  American Government
       Bond Fund
   o  Limited-Term
       Government Fund

Tax-Exempt Income
   o  National High-Yield
       Municipal Bond Fund
   o  Tax-Free USA Fund
   o  Tax-Free Insured Fund
   o  Tax-Free USA
       Intermediate Fund
   o  State Tax-Free Funds*

Stability of Principal
   o  Cash Reserve Fund
   o  Tax-Free Money Fund

Asset Allocation
   o  Foundation Funds
       Growth Portfolio
       Balanced Portfolio
       Income Portfolio

  * Available for the following states: Arizona, California, Colorado, Florida, Idaho, Minnesota, Missouri, New York, North Dakota+, Oregon, and Pennsylvania. Insured and intermediate bond funds are available in selected states.
 ** Formerly Growth Stock Fund.
*** Formerly International Equity Fund.
  + Closed to new investors effective April 23, 2001.

Delaware
Investments (SM)
-----------------------------------
A member of Lincoln Financial Group(R)

For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This annual report is for the information of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for these Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
BOARD OF TRUSTEES

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

2005 Market Street
Philadelphia, PA 19103-7057

(5124)                                        Printed in the USA
AR-CORN [8/01] CG 10/01                                     J7465